EXHIBIT 99

                                                (C) 2001 Giga Information Group
                                        Copyright and Material Usage Guidelines



GIGA INFORMATION GROUP
----------------------
YOUR E-BUSINESS ADVISOR

                             NEWS RELEASE
FOR IMMEDIATE RELEASE        FOR INFORMATION CONTACT:


                             Investors                   Media
                             Karen Vahouny               Daniel M. Clarke
                             Qorvis Communications       Chief Financial Officer
                             kvahouny@qorvis.com         dclarke@gigaweb.com
                             -------------------         -------------------
                             1 (703) 744-7800            1 (617) 949-4610



                             Giga Information Group
                             139 Main Street
                             Cambridge, MA 02142
                             www.gigaweb.com
                             ---------------
                             1 (617) 949-4900



    CAMBRIDGE, Mass. (March 23, 2001) - Giga Information Group, Inc. (OTC BB:
    GIGX) today announced that the trading of its common stock would be transferred to the OTC Bulletin Board from The Nasdaq SmallCap Market as of the opening of business today, Friday, March 23, 2001.


    ABOUT GIGA INFORMATION GROUP

    Giga Information Group provides objective research, advice and continuous coaching on technology for e-Business. Giga's integrated suite of offerings helps clients make strategic decisions about the technologies, people and processes needed to excel in the new digital economy. Emphasizing close interaction between analysts and clients, Giga delivers support with the speed and scope necessary for e-Business.

    Giga began providing services in April 1996 and now has a global client base encompassing more than 1,300 organizations. Its enterprise clients include companies that use, sell and invest in technology.

    Headquartered in Cambridge, Massachusetts, Giga has 10 other offices covering the Americas and Europe. Giga is also represented by distributors in other areas of the world. The Company's Web site can be accessed at http://www.gigaweb.com/. The Company's logo with the name Giga Information Group is a registered trademark of Giga Information Group, Inc.


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  Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Giga's current expectations concerning future events and results. Giga generally uses the words "believes", "expects", "intends", "plans", "anticipates", "likely", "will" and similar expressions to identify forward-looking statements. Such forward looking statements, including those concerning Giga's expectations, involve known and unknown risks, uncertainties and other factors, some of which are beyond Giga's control, which may cause Giga's actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward looking statements. In evaluating such statements as well as the future prospects of Giga, specific consideration should be given to various factors including the following: Giga's prior history of losses; Giga's need to attract and retain qualified personnel; Giga's dependence on sales of subscription-based services; Giga's ability to achieve and sustain high renewal rates; Giga's ability to manage and sustain growth; Giga's future capital needs and the risks of working capital deficiency; Giga's dependence on key personnel; competition from other companies including those with greater resources than Giga; the risks associated with the development of new services and products; the potential for significant fluctuations in quarterly operating results; continued market acceptance of and demand for Giga services; uncertainties relating to proprietary rights; Giga's dependence on the Internet infrastructure; the risk of system failure; the risks related to content; the risks associated with international operations; and other risks as detailed from time-to-time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements as a result of new information, unanticipated events, or otherwise.




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